UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2009

Numbeer, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-153172

(Commission File Number)

26-2374319

(IRS Employer Identification No.)

112 North Curry Street

Carson City, NV

(Address of principal executive offices)(Zip Code)

(775) 321-8216

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 17, 2009, Marcus Vinicius Mizushima has been appointed as Directors of Numbeer, Inc.

Marcus Vinicius Mizushima has a Bachelor degree in Business & Administration from Universidade Paulista (UNIP – Sao Paulo, SP, Brazil) and a technician formation in Construction. During the 1994 to 2006 period, he partially owned a Fire Security Consulting Business for buildings and commercial establishments (fire-extinguishers, fire security doors), being mainly in charge of the sales department. From September/2006 to April/2008 he worked as a machine operator for automotive companies in Japan. Currently, Mr. Mizushima works in the Administration of a Travel Agency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Numbeer, Inc.

(Registrant)

Date: February 19, 2009	By:	/s/ Michael Allan English
Michael Allan English

President, Secretary Treasurer, Principal Executive Officer, Principal Financial Officer and sole Director

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